EXHIBIT 99


Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ MITHRA SAWYER
                                        ________________________________________
                                        (signature of holder)

                                        Mithra Sawyer
                                        ________________________________________
                                        Please Print Name(s)
         60,000
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.
                                        Very truly yours,

                                        /s/ E H&P INVESTMENTS
                                        ________________________________________
                                        (signature of holder)

                                        EH&P Investments
                                        ________________________________________
                                        Please Print Name(s)
       1,359,500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.
                                        Very truly yours,

                                        /s/ TIBOR GAJDICS
                                        ________________________________________
                                        (signature of holder)

                                        Tibor Gajdics
                                        ________________________________________
                                        Please Print Name(s)
         1,359,500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.
                                        Very truly yours,

                                        /s/ DECLAN CLANCY
                                        ________________________________________
                                        (signature of holder)

                                        Declan Clancy
                                        ________________________________________
                                        Please Print Name(s)
         1,359,000
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.
                                        Very truly yours,

                                        /s/ RAY CAHILL
                                        ________________________________________
                                        (signature of holder)

                                        Ray Cahill
                                        ________________________________________
                                        Please Print Name(s)
       1,339,600
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ SHAMMA AZIZ
                                        ________________________________________
                                        (signature of holder)

                                        Shamma Aziz
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ WILLIAM LEGG
                                        ________________________________________
                                        (signature of holder)

                                        William Legg
                                        ________________________________________
                                        Please Print Name(s)
           500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ HAVANA CONSULTANTS
                                        ________________________________________
                                        (signature of holder)

                                        Havana Consultants
                                        ________________________________________
                                        Please Print Name(s)
        6500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ James Adams
                                        ________________________________________
                                        (signature of holder)

                                        James Adams
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ FRANK ANDERSON
                                        ________________________________________
                                        (signature of holder)

                                        Frank Anderson
                                        ________________________________________
                                        Please Print Name(s)
          500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ ERWIN HAAS
                                        ________________________________________
                                        (signature of holder)

                                        Erwin Haas
                                        ________________________________________
                                        Please Print Name(s)
          2000
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ ELEANOR CALDERWOOD
                                        ________________________________________
                                        (signature of holder)

                                        Eleanor Calderwood
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ DWIGHT CHAN
                                        ________________________________________
                                        (signature of holder)

                                        Dwight Chan
                                        ________________________________________
                                        Please Print Name(s)
         1000
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ KENNY CHAN
                                        ________________________________________
                                        (signature of holder)

                                        Kenny Chan
                                        ________________________________________
                                        Please Print Name(s)
        1000
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ WARWICK HOLLAND
                                        ________________________________________
                                        (signature of holder)

                                        Warwick Holland
                                        ________________________________________
                                        Please Print Name(s)
          500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ BADRUDIN VISRAM
                                        ________________________________________
                                        (signature of holder)

                                        Badrudin Visram
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ SPENCER MICHIEL
                                        ________________________________________
                                        (signature of holder)

                                        Spencer Michiel
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ CHANTAL HILBERT
                                        ________________________________________
                                        (signature of holder)

                                        Chantal Hilbert
                                        ________________________________________
                                        Please Print Name(s)
           500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ TERRI LOPUSHINSKY
                                        ________________________________________
                                        (signature of holder)

                                        Terry Lopushinsky
                                        ________________________________________
                                        Please Print Name(s)
        500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ SONNY S. DOSANJH
                                        ________________________________________
                                        (signature of holder)

                                        Sonny S. Dosanih
                                        ________________________________________
                                        Please Print Name(s)
        500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ KURT JOHNSON
                                        ________________________________________
                                        (signature of holder)

                                        Kurt Johnson
                                        ________________________________________
                                        Please Print Name(s)
        500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ FRANK DEMPSEY
                                        ________________________________________
                                        (signature of holder)

                                        Frank Dempsey
                                        ________________________________________
                                        Please Print Name(s)
         5000
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ J. LARMOR
                                        ________________________________________
                                        (signature of holder)

                                        Jodi. Larmor
                                        ________________________________________
                                        Please Print Name(s)

         2000
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ DAVID FRANCO
                                        ________________________________________
                                        (signature of holder)

                                        David Franco
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ KENNETH GALLIE
                                        ________________________________________
                                        (signature of holder)

                                        Kenneth Gallie
                                        ________________________________________
                                        Please Print Name(s)
        500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ TYLER ROTTARE
                                        ________________________________________
                                        (signature of holder)

                                        Tyler Rottare
                                        ________________________________________
                                        Please Print Name(s)

           500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ BONNIE WHELAN
                                        ________________________________________
                                        (signature of holder)

                                        Bonnie Whelan
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ ANNA KURTYKA
                                        ________________________________________
                                        (signature of holder)

                                        Anna Kurtyka
                                        ________________________________________
                                        Please Print Name(s)
          500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ ASIF VISRAM
                                        ________________________________________
                                        (signature of holder)

                                        Asif Visram
                                        ________________________________________
                                        Please Print Name(s)

        500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ TRAVIS CHARUK
                                        ________________________________________
                                        (signature of holder)

                                        Travis Charuk
                                        ________________________________________
                                        Please Print Name(s)
          500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ JILL HOLLIDAY H.G.
                                        ________________________________________
                                        (signature of holder)

                                        Jill Holliday H.G.
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ PAUL RASMUSSEN
                                        ________________________________________
                                        (signature of holder)

                                        Paul Rasmussen
                                        ________________________________________
                                        Please Print Name(s)
        500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ GARY STEWART
                                        ________________________________________
                                        (signature of holder)

                                        Gary Stewart
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ HEATHER MCLAUGHLIN
                                        ________________________________________
                                        (signature of holder)

                                        Heather Mclaughlin
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ JAMES MOBERG
                                        ________________________________________
                                        (signature of holder)

                                        James Moberg
                                        ________________________________________
                                        Please Print Name(s)

         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ STEPHEN GAJDICS
                                        ________________________________________
                                        (signature of holder)

                                        Stephen Gajdics
                                        ________________________________________
                                        Please Print Name(s)

          500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                   Very truly yours,

                                   /s/ CHRIS LARSON IN TRUST FOR JENNIFER LARSON
                                   _____________________________________________
                                   (signature of holder)

                                   Chris Larson In Trust For Jennifer Larson
                                   _____________________________________________
                                   Please Print Name(s)

          500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ CHRIS LARSON
                                        ________________________________________
                                        (signature of holder)

                                        Chris Larson
                                        ________________________________________
                                        Please Print Name(s)
          500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ MICHAEL ABEY
                                        ________________________________________
                                        (signature of holder)

                                        Michael Abey
                                        ________________________________________
                                        Please Print Name(s)
          500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ BARB CHARUK
                                        ________________________________________
                                        (signature of holder)

                                        Barb Charuk
                                        ________________________________________
                                        Please Print Name(s)
          500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ A. ROSS GORRELL
                                        ________________________________________
                                        (signature of holder)

                                        A. Ross Gorrell
                                        ________________________________________
                                        Please Print Name(s)

       1000
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ MAXINE CLARK
                                        ________________________________________
                                        (signature of holder)

                                        Maxine Clark
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ SYLVIA GLINSBOCKEL
                                        ________________________________________
                                        (signature of holder)

                                        Sylvia Glinsbockel
                                        ________________________________________
                                        Please Print Name(s)

          500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ ROBERT CHARUK
                                        ________________________________________
                                        (signature of holder)

                                        Robert Charuk
                                        ________________________________________
                                        Please Print Name(s)
          500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ JAMES CHARUK
                                        ________________________________________
                                        (signature of holder)

                                        James Charuk
                                        ________________________________________
                                        Please Print Name(s)
        500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ JILL HOLLIDAY
                                        ________________________________________
                                        (signature of holder)

                                        Jill Holliday
                                        ________________________________________
                                        Please Print Name(s)
        60,000
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ AL CHARUK
                                        ________________________________________
                                        (signature of holder)

                                        Al Charuk
                                        ________________________________________
                                        Please Print Name(s)

        1,359,500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ PATRICIA FLEMING
                                        ________________________________________
                                        (signature of holder)

                                        Patricia Fleming
                                        ________________________________________
                                        Please Print Name(s)

        500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ RICHARD HAMILTON
                                        ________________________________________
                                        (signature of holder)

                                        Richard Hamilton
                                        ________________________________________
                                        Please Print Name(s)

         1500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ DONALD LYONS
                                        ________________________________________
                                        (signature of holder)

                                        Donald Lyons
                                        ________________________________________
                                        Please Print Name(s)

         1500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ JULIE FOLLETT
                                        ________________________________________
                                        (signature of holder)

                                        Julie Follett
                                        ________________________________________
                                        Please Print Name(s)

         500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                    Very truly yours,

                                    /s/ ASIF VISRAM IN TRUST FOR SHAYANNE VISRAM
                                    ____________________________________________
                                    (signature of holder)

                                    Asif Visram in trust for Shayanne Visram
                                    ____________________________________________
                                    Please Print Name(s)

        500
__________________________
Number of shares of Common
Stock owned

January 31, 2005

Board of Directors
BV Pharmaceutical, Inc.
2890 Vassar Street, Suite A
Reno, Nevada 89509

Gentlemen:

         The undersigned, a beneficial owner of the common stock of BV Pharmaceutical, Inc. (the "Company"), par value $.001 per share (the "Common Stock"), understands that the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form SB-2, File No. 333-113726, (the "Registration Statement"), for the registration of the Company's Common Stock. As part of the disclosure included in the Registration Statement, the Company has affirmatively stated that there will be no trading of the Company's securities until such time as the Company is successfully registers or qualifies the securities in the State of Texas or another state.

         In order to insure that the aforesaid disclosure is adhered to, the undersigned agrees, for the benefit of the Company, that he/she/it will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by him/her/it, or subsequently acquired through the exercise of any options, warrants or rights, or conversion of any other security, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until the Company successfully registers or qualifies the Securities in the State of Texas or another state. Furthermore, the undersigned will permit all certificates evidencing his/her/its shares to be delivered to the Law Office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, to be held in trust until the securities are register or qualified in the State of Texas or another state, at which time such certificates shall be returned to the undersigned.

                                        Very truly yours,

                                        /s/ ANTHONY WONG
                                        ________________________________________
                                        (signature of holder)

                                        Anthony Wong
                                        ________________________________________
                                        Please Print Name(s)
         500
__________________________
Number of shares of Common
Stock owned